Financial Instruments - Changes in Fair Value for Partnership's Contingent Consideration Liability Measured Recurring Basis Using Significant Unobservable Inputs (Level 3) (Details) - Logitel - Contingent Consideration - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of period	$ 0	$ (14,830)	$ (21,448)
Acquisition of Logitel	0	0	2,569
Settlement of liability	0	0	3,540
Gain included in Other income (expense) - net	0	14,830	509
Balance at end of period	$ 0	$ 0	$ (14,830)